AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of May __, 2014, among 360 FUNDS, a Delaware statutory trust, with its principal place of business at 4520 Main Street, Suite 1425, Kansas City, MO 64111 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), and UNIFIED SERIES TRUST, an Ohio business trust, with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”), and solely with respect to paragraph 6, IMS Capital Management, Inc. and Matrix 360 Administration, LLC (Each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Fund wishes to effect a single reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Existing Fund changing its identity -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s known and disclosed liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers one class of shares. The New Fund will also have one class of shares. The rights, powers, privileges, and obligations of the single class of New Fund Shares will be substantially similar to those of the single class of Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1.       Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a)       issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) shares equal to the number of full and fractional shares then outstanding; and

(b)       assume all of the Existing Fund’s known and disclosed liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2.       The Assets shall consist of all assets and property of every kind and nature, without limitation -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, tax carryovers, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3.       The Liabilities shall consist of all of the Existing Fund’s liabilities, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities; debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by IMS Capital Management, Inc. (the “Manager”) pursuant to paragraph 6. Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4.       At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5.       Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6.       Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7.       After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Trust.

2.	CLOSING AND EFFECTIVE TIME

2.1.       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after May __, 2014 (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2.       The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3.       The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4.       The Old Trust shall deliver to the New Trust and the Manager within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund or at a fair value as determined by the Manager.

2.5.       At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1.	The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)       The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Ohio (“Ohio”), and its Agreement and Declaration of Trust dated October 14, 2002 (“Old Trust Declaration”) is on file with the Secretary of the State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       The Existing Fund is a duly established and designated series of the Old Trust;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)       The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Ohio law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)       At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h)       The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2013, have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)        Since June 30, 2013, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)        All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)       The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)        All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m)      The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)       The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)       Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(p)       The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q)       The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s Manager has the authority to buy and sell securities for it;

(r)       To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and

(s)       The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2.	The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a)       The New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust or Amended and Restated Declaration of Trust, as amended by Written Instrument dated February 24, 2005 (“New Trust Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)       At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)       No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)       The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h)       The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)        The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)        There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)       Assuming the truthfulness and correctness of the Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)        Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)      The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)       The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3.	Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)       The net asset value of the New Fund Shares each Shareholder receives will be approximately equal to the net asset value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)       The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)       None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)       No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(f)       Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1.      The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2.      The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3.      The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4.      Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5.      Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6.      The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7.      Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1.      All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2.      All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3.      This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4.      All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5.      At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6.      The Investment Companies shall have received an opinion of Graydon Head & Ritchey LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) for federal income tax purposes:

(a)       The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)       The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)       The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)       The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)       A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)       A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)       For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7.       Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Retail Class New Fund Share and one Institutional Class New Fund Share (“Initial Shares”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8.       The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder; and

5.9.       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Manager and Matrix 360 Administration, LLC shall bear the majority of the Reorganization Expenses. The Reorganization Expenses may include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses. The Existing Fund and its shareholders will bear certain legal, printing, filing and mailing costs in connection with the Reorganization. The Manager will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Trust must submit for reimbursement to the Manager, any invoices related to Reorganization Expenses within 90 days of the Closing.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1.       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before September 30, 2014, or such other date as to which the Investment Companies agree; or

8.2.	By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1.     This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.     Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3.     Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

360 FUNDS TRUST, on behalf of the New Fund listed on Schedule A

By:
Randall Linscott
President

UNIFIED SERIES TRUST, on behalf of the Existing Fund listed on Schedule A

By:
John C. Swhear
President

Solely for purposes of paragraph 6,
IMS CAPITAL MANAGEMENT, INC.

By:
Doug Kintzinger, CEO

MATRIX 360 ADMINISTRATION, LLC

By:
Randall Linscott, President

SCHEDULE A

Existing Fund Unified Series Trust	To be Reorganized into	New Fund 360 Funds
IMS Capital Value Fund	-->	IMS Capital Value Fund

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of May __, 2014, among 360 FUNDS, a Delaware statutory trust, with its principal place of business at 4520 Main Street, Suite 1425, Kansas City, MO 64111 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), and UNIFIED SERIES TRUST, an Ohio business trust, with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”), and solely with respect to paragraph 6, IMS Capital Management, Inc. and Matrix 360 Administration, LLC (Each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Fund wishes to effect a single reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Existing Fund changing its identity -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s known and disclosed liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers one class of shares. The New Fund will also have one class of shares. The rights, powers, privileges, and obligations of the single class of New Fund Shares will be substantially similar to those of the single class of Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1.       Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a)       issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) shares equal to the number of full and fractional shares then outstanding; and

(b)       assume all of the Existing Fund’s known and disclosed liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2.       The Assets shall consist of all assets and property of every kind and nature, without limitation -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, tax carryovers, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3.       The Liabilities shall consist of all of the Existing Fund’s liabilities, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities; debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by IMS Capital Management, Inc. (the “Manager”) pursuant to paragraph 6. Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4.       At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5.       Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6.       Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7.       After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Trust.

2.	CLOSING AND EFFECTIVE TIME

2.1.       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after May __, 2014 (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2.       The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3.       The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4.       The Old Trust shall deliver to the New Trust and the Manager within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund or at a fair value as determined by the Manager.

2.5.       At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1.	The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)       The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Ohio (“Ohio”), and its Agreement and Declaration of Trust dated October 14, 2002 (“Old Trust Declaration”) is on file with the Secretary of the State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       The Existing Fund is a duly established and designated series of the Old Trust;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)       The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Ohio law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)       At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h)       The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2013, have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)        Since June 30, 2013, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)        All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)       The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)        All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m)      The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)       The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)       Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(p)       The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q)       The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s Manager has the authority to buy and sell securities for it;

(r)       To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and

(s)       The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2.	The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a)       The New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust or Amended and Restated Declaration of Trust, as amended by Written Instrument dated February 24, 2005 (“New Trust Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)       At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)       No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)       The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h)       The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)        The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)        There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)       Assuming the truthfulness and correctness of the Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)        Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)      The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)       The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3.	Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)       The net asset value of the New Fund Shares each Shareholder receives will be approximately equal to the net asset value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)       The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)       None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)       No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(f)       Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1.      The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2.      The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3.      The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4.      Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5.      Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6.      The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7.      Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1.      All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2.      All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3.      This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4.      All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5.      At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6.      The Investment Companies shall have received an opinion of Graydon Head & Ritchey LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) for federal income tax purposes:

(a)       The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)       The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)       The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)       The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)       A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)       A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)       For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7.       Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Retail Class New Fund Share and one Institutional Class New Fund Share (“Initial Shares”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8.       The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder; and

5.9.       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Manager and Matrix 360 Administration, LLC shall bear the majority of the Reorganization Expenses. The Reorganization Expenses may include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses. The Existing Fund and its shareholders will bear certain legal, printing, filing and mailing costs in connection with the Reorganization. The Manager will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Trust must submit for reimbursement to the Manager, any invoices related to Reorganization Expenses within 90 days of the Closing.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1.       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before September 30, 2014, or such other date as to which the Investment Companies agree; or

8.2.	By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1.     This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.     Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3.     Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

360 FUNDS TRUST, on behalf of the New Fund listed on Schedule A

By:
Randall Linscott
President

UNIFIED SERIES TRUST, on behalf of the Existing Fund listed on Schedule A

By:
John C. Swhear
President

Solely for purposes of paragraph 6,
IMS CAPITAL MANAGEMENT, INC.

By:
Doug Kintzinger, CEO

MATRIX 360 ADMINISTRATION, LLC

By:
Randall Linscott, President

SCHEDULE A

Existing Fund Unified Series Trust	To be Reorganized into	New Fund 360 Funds
IMS Dividend Growth Fund	-->	IMS Dividend Growth Fund

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of May __, 2014, among 360 FUNDS, a Delaware statutory trust, with its principal place of business at 4520 Main Street, Suite 1425, Kansas City, MO 64111 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), and UNIFIED SERIES TRUST, an Ohio business trust, with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”), and solely with respect to paragraph 6, IMS Capital Management, Inc. and Matrix 360 Administration, LLC (Each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Fund wishes to effect a single reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Existing Fund changing its identity -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s known and disclosed liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers one class of shares. The New Fund will also have one class of shares. The rights, powers, privileges, and obligations of the single class of New Fund Shares will be substantially similar to those of the single class of Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1.       Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a)       issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) shares equal to the number of full and fractional shares then outstanding; and

(b)       assume all of the Existing Fund’s known and disclosed liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2.       The Assets shall consist of all assets and property of every kind and nature, without limitation -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, tax carryovers, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3.       The Liabilities shall consist of all of the Existing Fund’s liabilities, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities; debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by IMS Capital Management, Inc. (the “Manager”) pursuant to paragraph 6. Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4.       At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5.       Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6.       Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7.       After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Trust.

2.	CLOSING AND EFFECTIVE TIME

2.1.       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after May __, 2014 (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2.       The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3.       The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4.       The Old Trust shall deliver to the New Trust and the Manager within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund or at a fair value as determined by the Manager.

2.5.       At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1.	The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)       The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Ohio (“Ohio”), and its Agreement and Declaration of Trust dated October 14, 2002 (“Old Trust Declaration”) is on file with the Secretary of the State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       The Existing Fund is a duly established and designated series of the Old Trust;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)       The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Ohio law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)       At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h)       The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2013, have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)        Since June 30, 2013, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)        All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)       The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)        All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m)      The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)       The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)       Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(p)       The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q)       The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s Manager has the authority to buy and sell securities for it;

(r)       To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and

(s)       The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2.	The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a)       The New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust or Amended and Restated Declaration of Trust, as amended by Written Instrument dated February 24, 2005 (“New Trust Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)       At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)       No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)       The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h)       The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)        The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)        There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)       Assuming the truthfulness and correctness of the Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)        Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)      The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)       The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3.	Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)       The net asset value of the New Fund Shares each Shareholder receives will be approximately equal to the net asset value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)       The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)       None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)       No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(f)       Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1.      The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2.      The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3.      The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4.      Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5.      Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6.      The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7.      Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1.      All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2.      All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3.      This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4.      All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5.      At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6.      The Investment Companies shall have received an opinion of Graydon Head & Ritchey LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) for federal income tax purposes:

(a)       The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)       The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)       The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)       The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)       A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)       A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)       For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7.       Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Retail Class New Fund Share and one Institutional Class New Fund Share (“Initial Shares”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8.       The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder; and

5.9.       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Manager and Matrix 360 Administration, LLC shall bear the majority of the Reorganization Expenses. The Reorganization Expenses may include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses. The Existing Fund and its shareholders will bear certain legal, printing, filing and mailing costs in connection with the Reorganization. The Manager will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Trust must submit for reimbursement to the Manager, any invoices related to Reorganization Expenses within 90 days of the Closing.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1.       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before September 30, 2014, or such other date as to which the Investment Companies agree; or

8.2.	By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1.     This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.     Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3.     Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

360 FUNDS TRUST, on behalf of the New Fund listed on Schedule A

By:
Randall Linscott
President

UNIFIED SERIES TRUST, on behalf of the Existing Fund listed on Schedule A

By:
John C. Swhear
President

Solely for purposes of paragraph 6,
IMS CAPITAL MANAGEMENT, INC.

By:
Doug Kintzinger, CEO

MATRIX 360 ADMINISTRATION, LLC

By:
Randall Linscott, President

SCHEDULE A

Existing Fund Unified Series Trust	To be Reorganized into	New Fund 360 Funds
IMS Strategic Income Fund	-->	IMS Strategic Income Fund